First Northwest Bancorp

Fourth Quarter 2020

Investor Presentation

March 2021

About First Northwest Bancorp (FNWB)

FNWB

NASDAQ ticker symbol

N°1

Deposit Market Share in Clallam and Jefferson Counties

- Bank holding company for First Fed, a growing $1.7 billion* asset, state chartered savings bank headquartered in Port Angeles, Washington
- First Fed is a Washington state-chartered savings bank, founded in 1923
- 10 locations: 6 Branches in Clallam and Jefferson Counties, 2 Branches in Kitsap County, 2 Branches in Whatcom County (+1 in 2021), and a Lending Center in King County
- Full-service community bank offering consumer, mortgage and commercial solutions leveraging digital delivery channels in our emerging and legacy markets

* All data as of December 31, 2020, unless otherwise specified

Source: Company documents

Experienced and Deep Leadership Team

Name	Title	Years with the Company	Years of Banking Experience
Matthew P. Deines	President, Chief Executive Officer and Director	1	20
Geri Bullard	Executive VP, Chief Financial Officer	1	25
Terry Anderson	Executive VP, Chief Credit Officer	3	27
Christopher J. Riffle	Executive VP, Chief Operating Officer and General Counsel	3	14
Derek J. Brown	Executive VP, Chief Human Resources and Marketing Officer	5	20
Kelly Like	Executive VP, Chief Banking Officer	7	20
Randy Riffle	Executive VP, Chief Lending Officer	1	20
Jonathan R. Sparling	Senior VP, Senior Director of Commercial Lending	1	18
Andy Pohlman	Senior VP, Regional Market President	1	19
Stephanie Nicklaus	Senior VP, Senior Credit Administrator	1	18

Board Comprised of Community Leaders with Long Average Tenure

Name	Description / Outside Affiliation	Tenure With The Company
Stephen E. Oliver	Chairman of the Board / Retired – Owned S.E. Oliver, Inc.	21 years
Cindy H. Finnie	Vice Chairman of the Board / Retired Executive from Allstate Insurance	9 years
Sherilyn G. Anderson	Director / Chief Financial Officer of Betacom, Inc.	5 months
Dana D. Behar	Director / Owner of Discovery Bay Investments, LLC	6 years
David A. Blake	Director / Chief Operations Officer of Blake Sand and Gravel	16 years
Craig Alan Curtis	Director / Partner, Director of Emerging Building Technologies at Mithun, Inc.	7 years
Matthew P. Deines	President, Chief Executive Officer and Director	19 months
Norman J. Tonina Jr.	Director / Former Chairman of Fort Worden Public Development Authority	8 years
Jennifer Zaccardo	Director / Treasurer and Tax Partner of Baker, Overby & Moore	10 years

Mission Aligned Initiatives – Creating Value Beyond Banking

Governance Initiatives

- Appointed our third female director in 2020
- Formalized Diversity, Equity and Inclusion Policy to increase diversity and social responsibility companywide
- Formalized Environment, Social, and Governance Policy to establish board-level oversight of ESG initiatives companywide

Environmental Responsibility

- Deploying strategies to reduce and reuse waste in our business practices
  - Companywide recycling programs
  - Paper waste reduced by approximately 1,800 pounds
  - Carbon emissions reduced by over 25,000 pounds
  - Water consumption reduced by approximately 32,000 gallons

Workforce Investment

- Initiated an internal DEI team to promote a diverse, equitable, and inclusive work environment for all employees
- Raised companywide minimum wage to $16 per hour
- Committed to emphasis on workforce diversity, with women now representing 35% of senior management team
- Prioritized employee safety and support during the pandemic, including investments and training to allow 88% of our workforce to work remotely . Provided $3.00 per hour increase for hourly employees from March 29, 2020 through April 24, 2020, or a one-time $500 bonus for qualifying salaried employees (CEO, EVPs, and SVPs excluded)

Source: Company documents

Recent Developments

Things we set out to do, and did

- Hire Great People
- Optimize the Balance Sheet
- Grow Top Line Revenue
- Reduce Efficiency Ratio
- Improve Earnings per Share
- Enhance Commercial Banking Capabilities

Things we didn't set out to do, but did

- Build Diverse Investment Portfolio
- Grow Deposits by over 30%
- Participate in Government Lending Programs (PPP & Main Street Lending Program)
- Increase Mortgage Production by nearly 3x over 2019
- Increase Gain on Sale of Mortgage by nearly 5x over 2019

Source: Company documents

Strategic Goals

01 Balance Sheet Strategy

02 Human Capital

03 Revenue Growth

04 Digital Channels

Strategic Goal #1

Balance Sheet Strategy



Scale Assets to Improve EPS and ROAE



Improve Balance Sheet Mix



Leverage Organic and Non-Organic Sources

Substantial Growth Achieved With Similar Asset Mix


BOLI $29,319
2%
Other
$32,979
3%
Cash
$26,323
2%
Investments
$306,470
24%
2018Y
Total Assets:
$1,259M
Loans, Net
ALLL
$863,852
69%


BOLI $30,027
2%
Other
$34,050
3%
Cash
$48,740
4%
Investments
$315,580
24%
2019Y
Total Assets:
$1,307M
Loans, Net
ALLL
$878,940
67%


BOLI $38,353
2%
Other
$40,823
3%
Cash
$64,155
4%
Investments
$364,296
22%
2020Y
Total Assets:
$1,654M
Loans, Net
ALLL
$1,145,722
69%

Source: Company documents; Financial data as of December 31, 2020

Balance Sheet Utilization


$1,800
$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$-
Thousands
13.69%
13.53%
11.27%
16.00%
14.00%
12.00%
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%

	12/31/2018	12/31/2019	12/31/2020
Assets	$1,258,943	$1,307,336	$1,654,349
Deposits	$940,260	$1,001,645	$1,333,517
Borrowings	$136,552	$112,930	$109,977
Leverage Ratio	13.69%	13.53%	11.27%

Assets Deposits Borrowings Leverage Ratio

Source: Company documents; Financial data as of December 31, 2020

Strategic Goal #2

Human Capital

Hire the best people

Empower them

Hold them Accountable

Reward them

Experienced, but #YOUNG, Management Team



Matt Deines (age 47)
President and CEO

President & CEO of the Bank since August 2019, and President & CEO of the Company since December 2019. Former EVP/CFO of Liberty Bank and SFBC. Nearly 20 years of banking experience (U of Washington MBA, CPA inactive)



Terry Anderson (age 52)
EVP/Chief Credit Officer

Chief Credit Officer since 2018. Formerly Chief Credit Officer for South Sound Bank Over 20 years banking experience (MBA, PCBS Graduate)



Derek Brown (age 50)
EVP/Chief HR & Marketing Officer

Chief HR and Marketing Officer since 2015. Over 20 years of banking experience including as an HR and business leader with Citibank (MBA, PCBS Graduate)



Geri Bullard (age 56)
EVP/Chief Financial Officer

Chief Financial Officer since 2020. Former Bank Examiner with over 25 years of financial experience as CFO and Controller (CPA, PCBS Graduate)

Experienced, but #YOUNG, Management Team



Kelly Liske (age 44)

EVP/Chief Banking Officer

Chief Banking Officer since 2013
Over 20 years of banking experience, including 14 years with FF (PCBS Graduate)



Chris Riffle (age 45)

EVP/Chief Operating Officer Corp. Counsel/Corp. Secretary

General Counsel and Corporate Secretary since 2017, and Chief Operating Officer since 2018. More than 13 years practicing law, and representing First Fed as outside counsel since 2009 (JD, currently attending PCBS)



Randy Riffle (age 45)

EVP/Chief Lending Officer

Chief Lending Officer since 2020. Formerly worked for Key Bank and as EVP/CCO of FFNW. Over 20 years of Community Banking Sales and Credit experience (PCBS Graduate)

2020 Key Hires



Geri Bullard

EVP/Chief Banking Officer

Experienced CFO/ former Regulator



Randy Riffle

EVP/Chief Lending Officer

Commercial leader/former Chief Credit Officer



Jonathan Sparling

SVP/Senior Director of Commercial Lending

Executive leader/producer from $15B Bank in Texas



Andy Pohlman

SVP/Regional Market President

Banking leader from W. Washington $1.5B+ bank



Stephanie Nicklaus

SVP/Senior Credit Administrator

Former Chief Credit Officer/ Relationship Banker



Jennifer Bolton

SVP/Digital Marketing

Broad Digital Marketing and Social Media Experience

Strategic Goal #3

Revenue Growth

Net Interest Income

Mortgage Revenue

Debit Card Interchange

Bank Owned Life Insurance

Commercial Banking

Building Revenue

- Non-interest income accounts for over 22.4% of LTM operating income, driven by the strength of the Company's Mortgage Banking Operations
- Offers interest rate hedged loans through the ARC (Assumable Rate Conversion) program to manage lending and liability interest rate risk through the use of swaps


2018Y
2019Y
2020Y
$-
$-
$572
$594
$708
$1,826
$1,738
$1,763
$1,743
$765
$1,253
$6,570
Loan Swap Program Fees
BOLI
Interchange Income
Mortgage Revenue


Non-Interest Income 13.5%
2018Y
Net Interest Income 86.5%
Total Operating Revenue: $43.1M
Non-Interest Income 14.0%
2019Y
Net Interest Income 86.0%
Total Operating Revenue: $44.0M
Non-Interest Income 22.4%
2020Y
Net Interest Income 77.6%
Total Operating Revenue: $56.7M

Source: Company documents; financial data as of December 31, 2020

Strategic Goal #4

Digital Channels

Deposit Account Opening
(Terafina)

Mortgage Production
(Blend/Ellie Mae)

Digital Consumer Lending
(Meridian Link)

Small Business Lending
(Sageworks)

Digital Marketing Program
(Salesforce)

Financial Highlights

4Q 2020 Financial Highlights

- Fourth quarter net income totaled $3.8 million, compared to $3.7 million in the preceding quarter and $2.2 million in the year ago quarter. Diluted earnings per share was $0.41, up from $0.40 per share in the preceding quarter and up from $0.23 compared to the same quarter a year ago.
- Net loans receivable increased 7.5% to $1.15 billion at December 31, 2020, compared to $1.07 billion at September 30, 2020, and increased 30.4% when compared to $878.9 million a year ago, primarily due to growth in commercial real estate, commercial business and PPP loans.
- Deposits increased 6.3% and 33.1% from the prior quarter and one year prior, respectively, to $1.33 billion at December 31, 2020, due to successful organic and wholesale deposit-gathering strategies as well as the impact from various Federal Government stimulus programs. Non-interest bearing deposits increased 71.4% in 2020.
- The cost of funds for the fourth quarter decreased 12 basis points to 0.33% from 0.45% for third quarter 2020 and 61 basis points from 0.77% for the fourth quarter of 2019.
- Gain on sale of mortgage loans totaled $2.3 million for the fourth quarter compared to $1.7 million in the previous quarter and $247,000 in the fourth quarter 2019 reflecting a strong mortgage origination environment.
- During the fourth quarter, the Company repurchased 15,553 shares of common stock at an average price of $15.67 per share for a total cost of $244,000.

Source: S&P Global Market Intelligence; Financial data as of December 31, 2020

Strong, Consistent Historical Profitability

Net Income ($M)

CAGR[1]:
26.9%


$4.0
$4.9
$7.1
$9.0
$10.3
2016Y
2017Y
2018Y
2019Y
2020Y

ROAA (%)


0.41
0.43
0.58
0.72
0.27
0.56
0.99
0.97
2016Y
2017Y
2018Y
2019Y
2020Q1
2020Q2
2020Q3
2020Q4

2020Y:
0.72%

Efficiency Ratio (%)


83
81
77
74
84
76
65
71
2016Y
2017Y
2018Y
2019Y
2020Q1
2020Q2
2020Q3
2020Q4

2020Y:
73%

Net Interest Margin (%)


2.96
3.18
3.18
3.18
3.09
3.07
3.33
3.43
2016Y
2017Y
2018Y
2019Y
2020Q1
2020Q2
2020Q3
2020Q4

2020Y:
3.24%

1) CAGR calculated from 2016Y to 2020Y
Source: S&P Global Market Intelligence; Financial data as of December 31, 2020

Net Interest Income and Margin



$11,500
$10,500
$9,500
$8,500
$7,500
$6,500
3.50%
3.40%
3.30%
3.20%
3.10%
3.00%
2.90%
3.19%
3.16%
3.10%
3.17%
3.14%
3.11%
3.10%
3.36%
3.46%
4Q 2018
1Q 2019
2Q 2019
3Q 2019
4Q 2019
1Q 2020
2Q 2020
3Q 2020
4Q 2020
$ in thousands
Net Interest Income
Net Interest Margin

Source: S&P Global Market Intelligence; Company Documents

Targeted Balance Sheet Growth

Actual (Ex. PPP)
PPP Loans

Total Assets ($M)

CAGR[1]: 13.1%


$1,010
$1,216
$1,259
$1,307
$1,654
$23
$1,631
2016Y
2017Y
2018Y
2019Y
2020Y

Total Loans and Leases ($M)

CAGR[1]: 16.6%


$627
$788
$873
$888
$1,160
$23
$1,136
2016Y
2017Y
2018Y
2019Y
2020Y

Total Deposits ($M)

CAGR[1]: 16.5%


Loan / Deposit (%)
$723
$885
$940
$1,002
$1,334
87
89
93
89
87
2016Y
2017Y
2018Y
2019Y
2020Y

Total Equity ($M)


$190
$177
$172
$177
$186
2016Y
2017Y
2018Y
2019Y
2020Y

1) CAGR calculated from 2016Y to 2020Y
Source: S&P Global Market Intelligence; Financial data as of December 31, 2020

Leading Deposit Market Share

Clallam County, WA

Rank	Institution (ST)	# Branches	Deposits ($M)	Market Share (%)
1	First Northwest Bancorp (WA)	5	843	36.7
2	Sound Financial Bancorp Inc. (WA)	3	391	17.0
3	FS Bancorp Inc. (WA)	2	184	8.0
4	Umpqua Holdings Corp. (OR)	2	176	7.6
5	JPMorgan Chase & Co. (NY)	2	162	7.1
6	Wells Fargo & Co. (CA)	1	157	6.8
7	U.S. Bancorp (MN)	2	139	6.0
8	KeyCorp (OH)	2	104	4.5
9	Olympic Bancorp Inc. (WA)	2	89	3.9
10	Washington Federal Inc. (WA)	1	55	2.4
	Total For Institutions In Market	22	2,298	

Jefferson County, WA

Rank	Institution (ST)	# Branches	Deposits ($M)	Market Share (%)
1	First Northwest Bancorp (WA)	1	159	22.9
2	FS Bancorp Inc. (WA)	2	132	19.0
3	Olympic Bancorp Inc. (WA)	2	125	18.0
4	JPMorgan Chase & Co. (NY)	1	79	11.4
5	U.S. Bancorp (MN)	2	77	11.1
6	Wells Fargo & Co. (CA)	1	69	9.9
7	Sound Financial Bancorp Inc. (WA)	1	53	7.6
	Total For Institutions In Market	10	694	

Whatcom County, WA

Rank	Institution (ST)	# Branches	Deposits ($M)	Market Share (%)
1	Peoples Bancorp (WA)	9	1,161	23.4
2	Bank of America Corporation (NC)	2	600	12.1
3	U.S. Bancorp (MN)	5	479	9.7
4	Washington Federal Inc. (WA)	7	456	9.2
5	Wells Fargo & Co. (CA)	2	400	8.1
6	JPMorgan Chase & Co. (NY)	4	395	8.0
7	Banner Corp. (WA)	5	379	7.6
8	KeyCorp (OH)	5	301	6.1
9	Pacific Financial Corp. (WA)	3	218	4.4
10	Heritage Financial Corp. (WA)	2	195	3.9
11	First Northwest Bancorp (WA)	2	86	1.7
	Total For Institutions In Market	51	4,959	

Kitsap County, WA

Rank	Institution (ST)	# Branches	Deposits ($M)	Market Share (%)
1	Bank of America Corporation (NC)	5	928	23.8
2	Olympic Bancorp Inc. (WA)	11	784	20.1
3	JPMorgan Chase & Co. (NY)	5	573	14.7
4	Wells Fargo & Co. (CA)	5	413	10.6
5	Columbia Banking System Inc. (WA)	6	321	8.2
6	KeyCorp (OH)	5	167	4.3
7	U.S. Bancorp (MN)	4	148	3.8
8	Liberty Northwest Bncp Inc (WA)	1	128	3.3
9	Mitsubishi UFJ Financial	1	102	2.6
10	First Northwest Bancorp (WA)	2	94	2.4
	Total For Institutions In Market	53	3,904	

Note: Deposit data as of June 30, 2020
Source: S&P Global Market Intelligence; FDIC

Strong Core Deposit Composition


Brokered CDs
7%
Non-Int. Checking
21%
Retail
CDs
16%
2020Y
Total Deposits:
$1,334M
Interest
Checking
12%
MMDA &
Savings
44%

(Dollars in Thousands)

Deposits Type	12/31/2020 Balance	% Total
MMDA & Savings	$593,579	44.5%
Non-Int. Checking	$274,930	20.6%
Retail CDs	$219,208	16.4%
Interest Checking	$156,240	11.7%
Brokered CDs	$89,560	6.7%
Total Deposits	**$1,333,517**	**100.0%**

- Strong deposit base with "sticky" funding – core deposits of $1.2B, which represents 93.3% of total deposits[1]
- 0.34% cost of deposits for the quarter ending 12/31/2020
  - Cost of deposits down 53 basis points since 12/31/2019
- Non-interest bearing deposits grew 71.4% since 12/31/2019
- $81 million of public deposits

1) Core deposits defined as total deposits less brokered CDs
Source: S&P Global Market Intelligence; Financial data as of December 31, 2020

Deposit Portfolio Mix

	4Q 2019			4Q 2020		
Deposit Category	Balance	% of Total	Wtd. Avg. Cost	Balance	% of Total	Wtd. Avg. Cost
Non-Int Checking	$160,420	16%	0.00%	$274,930	21%	0.00%
Int Checking	116,076	12%	0.07%	156,240	12%	0.01%
Savings	168,983	17%	0.91%	164,434	12%	0.14%
Money Market	248,086	25%	0.55%	429,143	32%	0.31%
Retail CDs	256,473	26%	1.94%	219,208	16%	1.17%
Brokered CDs	51,607	5%	1.89%	89,560	7%	0.37%
Total Deposits	**$1,001,645**	**100%**	**0.87%**	**$1,333,517**	**100%**	**0.34%**

$ in Thousands

Source: S&P Global Market Intelligence; Financial data as of December 31, 2020; Company Documents

Lending Strategy & Portfolio Composition


C&D 11%
C&I 7%
PPP 2%
Auto and Other Consumer Loans 11%
1-4 Family 30%
2020Y
Gross Loans:
$1,160M
Multi-Family 14%
Commercial Real Estate 25%

(Dollars in Thousands) Loan Type	12/31/2020 Balance	% Total
1-4 Family	$346,683	29.9%
Commercial Real Estate	$296,572	25.6%
Multi-Family	$162,468	14.0%
Auto and Other Consumer Loans	$128,235	11.1%
C&D	$123,627	10.7%
C&I	$76,990	6.6%
PPP	$23,211	2.0%
Deferred Fees	$1,783	0.2%
Total Loans	**$1,159,569**	**100.0%**

- Relationship based lending strategy with strong credit culture
- MRQ yield on loans of 4.37%
- Emphasis on community leadership – demonstrated through PPP originations of ~515 loans
- Speculative construction lending totaled just 1.2% of the portfolio as of December 31, 2020
- Approximate 72.1% NOO / 27.9% OO (excluding MF) split
- Participations in = $16.0 million (1.4% of gross loans)
- Participations out = $122.3 million (10.6% of gross loans)
- No SNCs

Source: S&P Global Market Intelligence; Financial data as of December 31, 2020

Overview of Real Estate Portfolio

Composition By Property Type and Region

By Property Type


Owner Occupied
8%
Other 8%
Hospitality
6%
Retail 4%
Office 6%
Land &
Construction
13%
1-4 Family
37%
Multi-
Family 18%

By Region


Other States
5%
Other WA
6%
Northwestern
WA
16%
Lower
Puget
Sound
3%
Clallam &
Jefferson
25%
Kitsap
11%
Seattle/Tacoma
34%

- As of December 31, 2020 the total real estate portfolio represents $925 million or 80% of total loan portfolio
- 10 largest real estate loans represented 12% of the total real estate portfolio and 9.7% of the total loan portfolio
- Weighted average yield of 4.12%
- Average loan size of $333 thousand

1-4 Family Characteristics

Weighted Average LTV at Origination	76%
Weighted Average FICO Score	771
Weighted Average Maturity	4/13/2045
% Fixed / % ARM	66.3% / 33.7%
Primary / Secondary / Investor	83.6% / 3.6% / 12.8%

Source: Company documents; Financial data as of December 31, 2020

COVID – 19 Related Loan Deferrals By Industry

Loan Deferral Trends

($ in Thousands)


$4,230
$128,420
$149,542
$2,349
$9,024
Apr-20
May-20
Jun-20
Jul-20
Aug-20
Sep-20
Oct-20
Nov-20
Dec-20
Jan-21
Feb-21

- Management was proactive with customers at the onset of the COVID – 19 crisis and granted short-term payment deferrals to those requesting financial assistance
  - Commercial loan deferral requests were granted a six month period
  - Residential and Consumer loan deferral requests were granted a 60 – 90 day period
- Peak deferrals represented approximately $159 million or ~15% of total loans
- As of February 8, 2021 loans still on deferral represented ~0.80% of the total loan portfolio

($ in Thousands)
Financial Data as of February 8, 2021

	On 1st Deferral		On 2nd Deferral		Total Active Deferrals			Total Back on Payment	
	$ Balance	Count	$ Balance	Count	$ Balance	% of Total Loans	Count	$ Balance	Count
Commercial	$918	1	$7,122	2	$8,040	0.7%	3	$142,211	83
Residential Mortgage	$516	4	$308	1	$824	0.1%	5	$11,594	48
Consumer	$160	11	–	0	$160	0.0%	11	$8,587	215
Total	**$1,594**	**16**	**$7,430**	**3**	**$9,024**	**0.8%**	**19**	**$162,391**	**346**

Source: Company documents

Limited COVID – 19 At-Risk Industry Exposure

($ in Thousands)

	Outstanding Balance	% of Total Loans
Accommodation and Food Services	$47,450	4.1%
Healthcare and Social Assistance	$15,510	1.3%
Retail Trade	$14,758	1.3%
Wholesale Trade	$5,989	0.5%
Manufacturing	$4,060	0.4%
Total	**$87,767**	**7.6%**

None of the Loan Balances Within "At-Risk" Industries Are Currently on Deferral

Source: S&P Global Market Intelligence; Financial data as of December 31, 2020

Historically Strong Asset Quality

NPAs / Assets (%)

Texas Ratio
2020Y: 1.31%


0.88
0.50
0.44
0.41
0.14
2016Y
2017Y
2018Y
2019Y
2020Y

Loan Loss Reserve / Total Loans (%)

ALLL/Total Loans (Ex. PPP)
2020Y: 1.23%


1.15
1.11
1.09
1.08
1.20
2016Y
2017Y
2018Y
2019Y
2020Y

NCOs / Avg. Loans (%)


0.02
0.00
0.05
0.07
0.08
2016Y
2017Y
2018Y
2019Y
2020Y

- Growth focused on low-risk asset classes such as Multi-Family
- Use of enhanced underwriting throughout the COVID-19 pandemic
- Substantially all loans in COVID-related deferral are now amortizing and paid as agreed
- Portfolio Stress Tests indicate minimal losses
- 21% increase in provisioning through June 30, 2020 related to general economic uncertainty due to COVID-19
- 26% increase in ALLL provisioning through December 31, 2020
- Loans Past Due/Total Loans 0.14% as of December 31, 2020 - no commercial loans past due

Source: S&P Global Market Intelligence; Financial data as of December 31, 2020

Returning Capital to Shareholders

Status of Share Repurchase Program

- On October 28, 2020, the Company announced that its Board of Directors had authorized the repurchase and retirement of up to an additional ~1 million shares of its common stock, or 10% of the outstanding shares at that time
- As of December 31, 2020, the Company repurchased 15,553 shares of common stock at an average price of $15.67 per share for a total cost of $244,000

Dividend History

- The Company has paid a consistent quarterly cash dividend since the fourth quarter of 2018
- Current quarterly cash dividend of $0.06 per share



$0.03
$0.13
$0.05
$0.05
$0.05
$0.06
2018Y
2019Y
2020Q1
2020Q2
2020Q3
2020Q4
2020Y:
$0.21

Source: Company documents; Financial data as of December 31, 2020

Bank Level Capital Ratios

TCE / TA (%)


13.2
11.9
11.1
11.4
10.1
2016Y
2017Y
2018Y
2019Y
2020Y

Leverage Ratio (%)


13.4
12.5
11.5
12.2
10.3
2016Y
2017Y
2018Y
2019Y
2020Y

Tier 1 Capital Ratio (%)


19.7
18.0
17.0
17.5
13.4
2016Y
2017Y
2018Y
2019Y
2020Y

Total RBC Ratio (%)


20.9
19.1
18.2
18.7
14.6
2016Y
2017Y
2018Y
2019Y
2020Y

Source: S&P Global Market Intelligence; Financial data as of December 31, 2020

Capital Metrics

Tangible Book Value Per Share


$18.50
$18.00
$17.50
$17.00
$16.50
$16.00
$15.50
$15.00
$14.50
$16.48
$16.02
$17.07
$17.48
$18.20
4Q 2019
1Q 2020
2Q 2020
3Q 2020
4Q 2020

Tangible Common Equity Ratio


15.0%
14.0%
13.0%
12.0%
11.0%
10.0%
9.0%
14.4%
13.8%
12.6%
11.9%
11.5%
4Q 2019
1Q 2020
2Q 2020
3Q 2020
4Q 2020

Source: S&P Global Market Intelligence; Financial data as of December 31, 2020

Consolidated Historical Balance Sheet

	For the Year Ending			For the Quarter Ending			
	2018Y	2019Y	2020Y	2020Q1	2020Q2	2020Q3	2020Q4
Assets ($000)							
Total Cash and Cash Equivalents	26,323	48,739	65,155	107,164	49,588	52,079	65,155
Available for Sale Securities	262,967	315,580	364,296	317,520	364,273	369,111	364,296
Held to Maturity Securities	43,503	-	-	-	-	-	-
Other Securities	6,927	6,034	5,977	7,581	6,074	5,944	5,977
Total Cash & Securities	**339,720**	**370,353**	**435,428**	**432,265**	**419,935**	**427,134**	**435,428**
Gross Loans Held for Investment	873,385	888,065	1,155,816	909,984	998,460	1,074,424	1,155,816
Loan Loss Reserve	(9,533)	(9,628)	(13,847)	(10,830)	(12,109)	(13,007)	(13,847)
Loans Held for Sale	-	503	3,753	4,531	3,111	4,754	3,753
Total Net Loans	**863,852**	**878,940**	**1,145,722**	**903,685**	**989,462**	**1,066,171**	**1,145,722**
Real Estate Owned and Held for Investment	72	62	NA	62	62	-	NA
Total Servicing Rights	1,044	871	2,120	843	1,098	1,545	2,120
Fixed Assets	15,255	18,942	14,785	14,231	14,188	14,737	14,785
Bank-owned Life Insurance	29,319	30,027	38,353	30,355	37,482	38,104	38,353
Total Other Assets	9,496	8,141	17,941	15,498	16,632	16,979	17,941
Total Assets	**1,258,758**	**1,307,336**	**1,654,349**	**1,396,939**	**1,478,859**	**1,564,670**	**1,654,349**
Liabilities ($000)							
Non-Interest Bearing	147,415	160,420	274,930				
Interest Bearing	792,845	841,225	1,058,587	1,063,905	1,170,325	1,254,456	1,333,517
Total Deposits	**940,260**	**1,001,645**	**1,333,517**	**1,063,905**	**1,170,325**	**1,254,456**	**1,333,517**
FHLB Borrowings	136,552	112,930	109,977	150,021	112,379	109,150	109,977
Total Other Liabilities	9,682	12,254	24,472	12,294	15,767	16,146	24,472
Total Liabilities	**1,086,494**	**1,130,485**	**1,467,966**	**1,229,788**	**1,302,544**	**1,384,002**	**1,467,966**
Equity ($000)							
Total Equity	**172,264**	**176,851**	**186,383**	**167,151**	**176,315**	**180,668**	**186,383**
Total Liabilities and Equity	**1,258,758**	**1,307,336**	**1,654,349**	**1,396,939**	**1,478,859**	**1,564,670**	**1,654,349**

Source: S&P Global Market Intelligence; Financial data as of December 31, 2020

Consolidated Historical Income Statement

	For the Year Ending,			12/31/2020
	2018Y	2019Y	2020Y	2020Q4
Net Interest Income	**36,792**	**37,865**	**43,958**	**12,677**
Provision for Loan Losses	**1,174**	**669**	**5,046**	**930**
Loan and Deposit Fees	4,167	3,893	3,454	940
Mortgage Servicing Fees, Net	188	176	137	146
Net Gain on Sale of Loans	577	1,077	6,433	2,324
Net Gain on Sale of Investments	77	836	3,147	912
Bank-Owned life Insurance, Net	595	1,077	1,826	249
Other	315	322	849	67
Total Noninterest Income	**5,919**	**7,012**	**15,846**	**3,726**
Compensation & Benefits	18,946	18,999	24,590	7,193
Other	13,911	14,118	16,874	4,496
Total Noninterest Expense	**32,857**	**33,117**	**41,464**	**11,689**
Realized Gain on Securities	77	836	3,147	912
Nonrecurring Revenue	-	-	-	-
Nonrecurring Expense	-	344	-	-
Net Income before Taxes	**8,680**	**11,091**	**13,294**	**4,666**
Provision for Taxes	1,575	2,077	2,954	850
Net Income	**7,105**	**9,014**	**10,340**	**3,816**

Source: S&P Global Market Intelligence; Financial data as of December 31, 2020

Market Footprint

13 locations:

- 6 Branches in Clallam and Jefferson Counties
- 2 Branches in Kitsap County
- 2 Branches in Whatcom County
- 1 Lending Center in King County


Branches
ITMs
Lending Center

First Northwest Bancorp

Thank you

Contact

Matt Deines
President and CEO
matt.deines@ourfirstfed.com

Geri Bullard
EVP/CFO
geri.bullard@ourfirstfed.com

First Fed